CALVERT INCOME FUND

CALVERT SHORT DURATION INCOME FUND

CALVERT LONG-TERM INCOME FUND

CALVERT HIGH YIELD BOND FUND

CALVERT BOND FUND

CALVERT GREEN BOND FUND

Supplement to Prospectus dated February 1, 2019 as revised March 8, 2019

1.	The following replaces “Portfolio Managers” under “Fund Summaries – Calvert High Yield Bond”:

Portfolio Managers

Michael W. Weilheimer, Vice President of CRM, has managed the Fund since December 31, 2016.

Stephen Concannon, Vice President of CRM, has managed the Fund since June 2019.

Raphael A. Leeman, Vice President of CRM, has managed the Fund since December 31, 2016.

2.	The following replaces the eleventh paragraph under “Management and Organization”:

High Yield Bond Fund. Under its investment advisory agreement with High Yield Bond Fund, CRM receives a monthly advisory fee equal to 0.48% annually of the Fund’s average daily net assets. For the fiscal year ended September 30, 2018, the effective annual rate of advisory fee paid to CRM was 0.48% of average daily net assets. The portfolio managers of the Fund are Michael W. Weilheimer, Raphael A. Leeman (each since December 31, 2016) and Stephen Concannon (since June 2019). Messrs. Weilheimer, Leeman and Concannon are Vice Presidents of CRM and have been employed by the Eaton Vance organization for more than five years. Messrs. Weilheimer and Concannon currently manage other funds and portfolios. Mr. Weilheimer will retire from the Eaton Vance organization effective January 1, 2020.

November 13, 2019	33711 11.13.19